UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 21, 2023

IMPERALIS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 15, 2023, Imperalis Holding Corp., a Nevada corporation (the “Company”), entered into a Loan and Security Agreement (the “Credit Agreement”) with Ault Alliance, Inc., a Delaware corporation, as lender (“AAI”). The Credit Agreement provides for a secured, non-revolving credit facility in an aggregate principal amount of up to $2,000,000. All loans under the Credit Agreement (collectively, the “Advances”) are due within five business days after request by AAI and AAI is not obligated to make any further Advances under the Credit Agreement after December 31, 2023. Advances under the Credit Agreement bear interest at the rate of 10.0% per annum, are secured by a first priority security interest in substantially all of the assets of the Company and its subsidiaries and may be repaid at any time without penalty or premium. An Advance of approximately $1,080,458 was immediately issued to settle prior loans made by AAI to the Company.

AAI is an affiliate of the Company.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Credit Agreement which is annexed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Loan and Security Agreement.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERALIS HOLDING CORP.

Dated: August 21, 2023	/s/ Amos Kohn Amos Kohn Chief Executive Officer